Exhibit 10(k)(iv)

                                                               EXECUTION VERSION
                                                               -----------------

            FIRST AMENDMENT, dated as of November 13, 2006 (this "Amendment"), to the Note Agreement and Guaranty, dated as of October 25, 2005 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Note Agreement"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), the Guarantors (as defined in the Note Agreement), and The Prudential Insurance Company of America ("Prudential") and the several Purchasers (as defined in the Note Agreement) (together with Prudential, individually, a "Purchaser," " and collectively, "Purchasers").

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, the Company and Guarantors party thereto and the Purchasers party thereto have executed and delivered the Note Agreement; and

            WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement, and the Purchasers have indicated willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein;

            NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement will be amended as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

            2. Amendment to Section 6B of the Note Agreement (Negative Pledge).
Section 6B of the Note Agreement is hereby amended, as of the Amendment Effective Date, as follows: clause (e) is hereby amended by deleting the text therein in its entirety and inserting in lieu thereof the following text: "(e) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or any Consolidated Subsidiary and not created in contemplation of such event; provided that such Lien shall not extend to other properties or assets of the Company or any Subsidiary and shall secure only those obligations which it secures on the date of such merger or consolidation and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;".

            3. Amendment to Section 6D of the Note Agreement (Transactions with Affiliates). Section 6D of the Note Agreement is hereby amended, as of the Amendment Effective Date, as follows: (a) clause (d) is hereby amended by deleting the text therein in its entirety and inserting in lieu thereof the following text:

      "the Company or any Subsidiary (i) may make sales to or purchases from any Affiliate and, in connection therewith, extend credit, may make payments or provide compensation for services rendered by any Affiliate, and may engage in any other transaction with any Affiliate, in each case in the ordinary course of business and consistent with past practice and (ii) may repurchase common stock of the Company from any Affiliate; provided that any such transaction with an Affiliate pursuant to clause (i) or (ii) is on terms and conditions at least as favorable to the Company or such Subsidiary as the terms and conditions that would apply (1) in an arm's length transaction with a Person not an Affiliate or (2) in the case of a transaction relating to pension, deferred compensation, insurance or other benefit plans with an Affiliate employee, in a similar transaction with a non-Affiliate employee; and".

            4. Amendment to Section 6E of the Note Agreement (Restricted Payments). Section 6E of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting after the words "does not exceed" the number "2.25" and inserting in lieu thereof the number "2.50".

            5. Amendment to Section 6G of the Note Agreement (Investments, Loans, Advances, Guarantees and Acquisitions). Section 6G of the Note Agreement is hereby amended, as of the Amendment Effective Date, as follows: (a) clause
(c) is hereby amended by deleting after the words "Equity Interest in other Persons" the words "with an aggregate fair market value for all such acquisitions not to exceed $250,000,000"; (b) clause (d) is hereby amended by deleting after the words "Leverage Ratio" the words "is less than 2.50 to 1.00" and inserting in lieu thereof the words "does not exceed 3.00 to 1.00, and loans or advances to Subsidiaries to provide funds required to effect such acquisitions"; and (c) clause (e) is hereby amended by deleting the text therein in its entirety and inserting in lieu thereof the following text:

      (e) (i) any investment, loan or advance by the Company or a Guarantor in or to the Company or another Guarantor, (ii) any investment, loan or advance by a Subsidiary that is not a Guarantor in or to the Company or a Guarantor; provided that each such loan or advance referred to in this preceding clause (ii) shall be subordinated to the obligations hereunder (it being understood that any such subordination shall not be construed to create a Lien), (iii) any investment, loan or advance by any Subsidiary that is not a Guarantor in or to any other Subsidiary that is not a Guarantor and (iv) any investment, loan or advance by the Company or any Guarantor in or to any Subsidiary that is not a Guarantor; provided that each investment, loan or advance referred to in the preceding clause (iv) must be in an outstanding principal amount which, together with the aggregate outstanding principal amount of all other investments, loans and advances permitted by such clause (iv), shall not exceed $100,000,000 at any time and (v) any investment, loan or advance by the Company or a Guarantor to any Subsidiary that is not a Guarantor (whether directly or indirectly through one or more intervening Subsidiaries that is not a Guarantor) and the business operations of which are in China, South Korea or Brazil; provided that each investment, loan or advance referred to in the preceding clause (v) must be in an outstanding principal amount which, together with the aggregate outstanding principal amount of all other investments, loans and advances permitted by such clause (v), shall not exceed $150,000,000 at any time;".

            6. Amendment to Section 6H of the Note Agreement (Leverage Ratio).
Section 6H of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text therein in its entirety and inserting in lieu thereof the following text:

      "6H. Leverage Ratio. The Company will not permit the Leverage Ratio (i) on any date during any Material Acquisition Period to exceed 3.50 to 1.00, and (ii) on any other date, to exceed 3.00 to 1.00."

            7. Amendment to Section 6I of the Note Agreement (Interest Coverage Ratio). Section 6I of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text therein in its entirety and inserting in lieu thereof the following text:

      "The Company will not permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters to (ii) Consolidated Interest Expense during such four fiscal quarter period to be less than 3.00 to 1.00".

            8. Amendment to Section 11B of the Note Agreement (Other Terms).
Section 11B of the Note Agreement is hereby amended, as of the Amendment Effective Date, as follows: (a) the definition of "Consolidated Tangible Net Worth" is hereby amended by deleting the date that reads "September 30, 2003" and inserting in lieu thereof the date "December 31, 2005"; and (b) the definition section is hereby further amended, as follows: (i) by adding the following defined term and definition in its entirety, in its appropriate, respective position determined by alphabetical order:

            "Material Acquisition Period" means each period of six consecutive fiscal quarters of the Company commencing with the fiscal quarter in which one or more of the Company and a Subsidiary has consummated (i) one or more acquisitions of Equity Interests in Persons that become Subsidiaries upon such acquisition or (ii) one or more acquisitions from a Person or a business; provided, that the aggregate consideration paid for any such acquisitions pursuant to (including, without limitation, Indebtedness of the new Subsidiary and, without duplication, any Indebtedness of such Persons that is assumed by any one or more of the Company and/or a Subsidiary), taken together with the aggregate consideration (including assumed Indebtedness as aforesaid) paid for all other such acquisitions consummated during the immediately preceding three fiscal quarters of the Company, is equal to at least $250,000,000." and

      (ii) by deleting the definitions of "Adjusted Net Proceeds" and "Pro Rata Prepayment" in their entirety, and inserting in lieu thereof, in their appropriate, respective position determined by alphabetical order, the following new definitions:

            ""Adjusted Net Proceeds" in respect of any Pro Rata Prepayment Event means an amount equal to the product of (a) 75% of the Net Proceeds (as defined in the Revolving Credit Agreement) of the associated Prepayment Event (as defined in the Revolving Credit Agreement), and (b) a fraction, the numerator of which is aggregate outstanding principal balance of the Notes and the denominator of which is the numerator plus the Aggregate Revolving Credit Exposure (as defined in the Revolving Credit Agreement) calculated as of the date of the Prepayment event giving rise to such Net Proceeds."

            "Pro Rata Prepayment" shall mean a prepayment of the Notes in an aggregate amount equal to the Adjusted Net Proceeds in respect of the applicable Pro Rata Prepayment Event."

            9. Representations and Warranties. The Company and each other Guarantor hereby:

            (a) other than such representations expressly given as of a specific date, repeats (and confirms as true and correct) as of the Amendment Effective Date to the Purchasers that each of the representations and warranties made by the Company and each other Guarantor pursuant to the Note Agreement and are hereby incorporated herein (as though set forth herein) in their entirety; and

            (b) further represent and warrant as of the Amendment Effective Date that: (i) No Default. No Default or Event of Default shall have occurred and be continuing on such date after giving effect to this Amendment;

            (ii) Power and Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person;

            (iii) Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights;

            (iv) No Consent's Required. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

            (v) Acknowledgement of Obligation; Waiver of Claims. It has no defenses, offsets or counterclaims against any of its obligations under or in respect to the Note Agreement, the Notes or the AI Guaranty Agreement and that all amounts outstanding under and in respect to the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim; and

            (vi) Revolving Credit Agreement. Other than (A) that certain restatement dated as of April 14, 2006 and (B) the First Amendment dated as of August 28, 2006, there have been no amendments to the Revolving Credit Agreement.

            10. Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and (b)(i) notwithstanding, the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes or the AI Guaranty Agreement to consent to the amendments to the Note Agreement effected pursuant to this Amendment; and
(ii) nothing in Note Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.

            11. Conditions Precedent. This Amendment shall become effective as of August __, 2006 provided the conditions precedent set forth below shall have been fulfilled (the "Amendment Effective Date") and shall constitute a Transaction Document:

            (a) the Purchasers shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each of the parties hereto;

            (b) the Purchasers shall have received such additional documents or certificates with respect to legal matters or corporate or other proceeding related to the transactions contemplated hereby as may be reasonable requested by the Purchasers on or prior to August 17, 2006;

            (c) the representations and warranties contained in Section 10 above shall be true and correct in all material respects on and as of the Amendment Effective Date, as if made on and as of the Amendment Effective Date and there shall exist on the Amendment Effective Date no Event of Default or Default;

            (d) the Company shall have paid the Purchasers (and the Purchasers shall have received) on the date hereof a fee in the amount of $20,000; and

            (e) the Company and each other Guarantor shall have made all requests, filings and registrations with, and obtained all consents and approvals from, the relevant national, state, local or foreign jurisdiction(s), or any administrative, legal or regulatory body or agency thereof, that are necessary for the Company and each other Guarantor in connection with this Amendment and any and all other documents relating hereto.

            12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            13. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

            14. Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

            15. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

      [Remainder of page intentionally left blank. Signature pages follow.]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     ALBANY INTERNATIONAL CORP.

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  Corporate Treasurer

                                     ALBANY INTERNATIONAL HOLDINGS TWO, INC., as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  VP, Asst. Secretary

                                     ALBANY INTERNATIONAL TECHNIWEAVE, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  Treasurer, Asst. Secretary

                                     ALBANY INTERNATIONAL RESEARCH CO.,
                                     as a Guarantor

                                     By: /s/ Charles J. Silva, Jr.
                                         ---------------------------------------
                                         Name:  Charles J. Silva, Jr.
                                         Title:  VP, Asst. Treasurer

                                     GESCHMAY CORP., as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  VP, Asst. Secretary

                                     BRANDON DRYING FABRICS, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  VP, Asst. Secretary

                                     GESCHMAY WET FELTS, INC., as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  VP, Asst. Secretary

                                     GESCHMAY FORMING FABRICS CORP.,
                                     as a Guarantor

                                     By: /s/ Christopher J. Connally
                                         ---------------------------------------
                                         Name:  Christopher J. Connally
                                         Title:  VP, Asst. Secretary

 The foregoing Amendment is hereby
accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
    -------------------------------------
    Name:  Christopher Carey
    Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By: Prudential Investment Management (Japan), Inc.,
    as Investment Manager
    By: Prudential Investment Management, Inc.,
        as Sub-Adviser

By: /s/ Christopher Carey
    -------------------------------------
    Name:  Christopher Carey
    Title: Vice President

GIBRALTAR LIFE INSRUANCE CO. LTD.,
By: Prudential Investment Management (Japan), Inc.,
    as Investment Manager
    By: Prudential Investment Management, Inc.,
        as Sub-Adviser

By: /s/ Christopher Carey
    -------------------------------------
    Name:  Christopher Carey
    Title: Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.
By: Prudential Private Placement Investors, L.P.
    (as Investment Advisor)
    By: Prudential Private Placement Investors, L.P.
        (as General Partner)

By: /s/ Christopher Carey
    -------------------------------------
    Name:  Christopher Carey
    Title: Vice President